UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 2, 2013

Date of Report (Date of earliest event reported)

bebe stores, inc.

(Exact name of registrant as specified in its charter)

California	0-24395	94-2450490
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 Valley Drive

Brisbane, California 94005

(Address of principal executive offices) (Zip Code)

(415) 715-3900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Base Salary

On September 3, 2013, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of bebe stores, inc. (the “Company”) approved an increase to the base salaries of Ms. Susan Powers, the Company’s Senior Vice President, Stores, from $382,500 to $394,000 and Mr. Lawrence Smith, the Company’s Senior Vice President, General Counsel, from $325,000 to $335,000, effective as of September 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2013	bebe stores, inc.

	By:	/s/ Liyuan Woo
	Name:	Liyuan Woo
	Title:	Chief Financial Officer